Other Operating Income (Expenses), Net	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Other Operating Income (Expenses), Net
30.	OTHER OPERATING INCOME (EXPENSES), NET

Other operating income, net	2020	2019	2018
Result on write-off of property, plant and equipment	11,855	6,098	1,188
ICMS-ST (a)	18,653	42,336	(27,126)
Exclusion of ICMS from PIS/COFINS base (d)	-	52,631	57,242
PIS/COFINS credits (c)	-	42,983	-
Proceeds from the sale of customer portfolio (b)	-	23,092	16,254
Tax contingencies (h)	45,057	21,402	(706)
ICMS credit	-	-	2,290
Tax credits - taxation change (c)	60,177	-	23,677
Reintrega credits	-	-	3,058
Other operating income	10,757	-	-
Total other operating income	146,499	188,542	75,877

Other operating expenses, net
Crer para Ver (e)	(54,500)	(36,156)	(29,686)
Expense on the sale of customer portfolio	(7,498)	-	-
Acquisition related cost (f)	(303,916)	(141,348)	-
Tax contingencies	(10,100)	-	-
Transformation and integration plan (g)	(256,700)	(51,520)	(98,465)
Other operating expenses	(29,975)	(8,829)	12,329
Total other operating expenses	(662,689)	(237,853)	(115,822)
Other operating income (expenses), net	(516,190)	(49,311)	(39,945)

a)

Refers to the requirement of ICMS tax substitution, for different Federal States (details in note 22). During 2020, provisions were reversed due to the revision of the likelihood of loss of certain States.

b)

Refers to the revenue from the sale of securities portfolio of customers past due over 180 days, net of legal costs with lawsuits filed by debtors against the company acquiring the portfolio. Proceeds from the sale of portfolio, as well as reimbursement of legal costs, are received after write-off of overdue securities.

c)	Tax credits from prior periods related to the change on PIS and COFINS taxation.
d)

The Company and its subsidiary Indústria e Comércio de Cosméticos Natura Ltda. are currently litigating the non-inclusion of ICMS in the PIS and COFINS contributions calculation base. Since 2007, the Company is legally authorized to pay contributions excluding ICMS, but the balance ICMS has been provisioned for as Taxes Payable. On September 30, 2017, based on the conclusion from the judgment made by the Plenary Session of the Federal Supreme Court on the Extraordinary Appeal, with general repercussion in society, which ruled unconstitutional the inclusion of ICMS in the PIS and COFINS calculation base, the Company reverted the tax obligation. On December 31, 2019, the Company recognized principal credit of R$52,631, which is no longer a contingent asset, arising from the final and unappealable decision.

e)	Allocation of operating profit from sales of “Crer Para Ver” line of non-cosmetic products to Natura Institute, specifically directed to social projects for developing the quality of education.
f)

Refers to expenses related to the acquisition process, of Avon, which stand out: financial structuring expenses (R$ 115,696), legal expenses (R$ 17,281), regulatory expenses (R$ 18,030) and executive compensation plans (R$ 152,909).

g)

Expenses related to the implementation of the transformation plan of The Body Shop and integration of Avon, which is based on five pillars, namely: (1) renewal of the brand; (2) optimization of retail operations; (3) improvement of omni-channel; (4) improvement of operating efficiency; and (5) redesign of the organization.

h)	One of our subsidiaries is a party to proceedings relating to the unconstitutionality of the Fator Acidentário de Prevenção, or FAP, and the increase in the rate related to Riscos Ambientais do Trabalho, or RAT, both of which labor taxes. During the year ended December 31, 2020, based on the analysis of our legal advisors, our management reassessed the chance of loss of in the legal proceedings relating to this matter. As a result of reassessment, our subsidiary reversed the provision originally constituted.